UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 24, 2023

METATERRA CORP.
(Exact name of Registrant as specified in its charter)

Nevada	333-263777	98-1611421
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

METATERRA CORP.

Calle Principal 54, MunozPuerto Plata, Dominican Republic 57000

 (Address of principal executive offices)

(346) 308-4967

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer	☐	Large accelerated filer	☐
Non-accelerated filer	☐	Smaller reporting company	☒

Section 5.  Corporate Governance & Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Board of Meetings resolutions, on April 24, 2023, Mr. Alexander Novas Cuevas appointed as a director of the Company. Mr. Alexander Novas Cuevas, age 47, owns a car repair shop, restores and resells cars.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METATERRA CORP.

Date: April 24, 2023	By:	/s/ Anyoline De Jesus De Perez
	Name:	Anyoline De Jesus De Perez
	Title:	President

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